UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported):  October 28, 2010

                            MusclePharm Corporation
            (Exact Name of Registrant as Specified in its Charter)

            Nevada                   000-53166               77-0664193
(State or Other Jurisdiction    (Commission File No.)    (I.R.S. Employer
      of Incorporation)                                   Identification
                                                              Number)

             4721 Ironton Street, Denver, Colorado       80239
           (Address of Principal Executive Offices)    (Zip Code)


     Registrant's telephone number, including area code:  (800) 210-7369

              3390 Peoria Street, #307, Aurora, Colorado  80010
       (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



ITEM 7.01  REGULATION FD DISCLOSURE.

     On October 28, 2010, the Company issued a press release reporting their preliminary financial results for the third quarter ending September 30, 2010. The press release has been attached hereto as an exhibit and will also be posted on the Company's website: www.musclepharm.com.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial Statements of Businesses Acquired.

          Not Applicable.

     (b)  Pro Forma Financial Information

          Not Applicable.

     (c)  Shell Company Transactions

          Not Applicable.

     (d)  Exhibits

          Exhibit 99.1 Press Release dated October 28, 2010 - MusclePharm Reports Preliminary Third Quarter 2010 Results


                                 SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  MusclePharm Corporation


                                  By: /s/ Brad Pyatt
                                  Name:  Brad Pyatt
                                  Title: Chief Executive Officer
Dated:  October 28, 2010